Vasomedical, Inc.
180 Linden Avenue
Westbury, New York 11590
Tel: (516) 997-4600 Fax: (516) 997-2299
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                                  NEWS RELEASE
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Contact:                                       Investor Relations:
Thomas Glover, President and CEO               516-997-4600 ext. 790
516-997-4600                                   investorrelations@vasomedical.com
Thomas Varricchione, Vice President
Clinical, Marketing, Regulatory and Quality Affairs
516-997-4600


        VASOMEDICAL REPORTS SECOND QUARTER FISCAL 2007 FINANCIAL RESULTS

WESTBURY, N.Y. (January 16, 2007) - Vasomedical, Inc. (OTC: VASO.OB), a leader in the noninvasive treatment and management of cardiovascular diseases, today announced financial results for the three and six months ended November 30, 2006.

Total revenues were $1,523,000 in the second quarter of fiscal 2007, compared with total revenues of $2,680,000 in the second quarter of fiscal 2006. Revenues from equipment sales declined approximately 67% to $575,000 in the second quarter of fiscal 2007 compared to $1,734,000 in the same period last year. Equipment rentals and services were $948,000 in the three months ended November 30, 2006, up less than 1% from $946,000 for the same period in the previous year. The Company recorded a net loss attributable to common shareholders of $369,000 or $0.00 per common share during the three months ended November 30, 2006, compared to a loss of $8,682,000 or $0.15 per common share during the three months ended November 30, 2005. The decrease in the net loss per share is due to a $7,103,000 income tax valuation reserve recorded in November 30, 2005 for the remaining value of the deferred tax asset.

Thomas Glover, president and chief executive officer of Vasomedical, commented, "Our service and consumable revenues continue to reflect the high level of service, support and education that we provide to our customer base. We are disappointed in EECP(R) system sales, which we believe continue to be adversely impacted by the use of invasive techniques. We are committed to working diligently with leading physicians in the cardiology community to achieve a broader understanding of the therapy's many benefits and with CMS (Centers for Medicare and Medicaid Services) to expand reimbursement coverage for patients not already covered under the existing guidelines."

Mr. Glover continued, "We are also continuing efforts to preserve cash, limiting expenditures in areas including clinical research, product development, as well as sales and marketing, and controlling our costs to be better aligned with near-term sales. These limited expense and investment levels, while necessary, have restricted our ability to advance the adoption of EECP therapy in the medical market place."

For the first six months of fiscal 2007, total revenues were $3,605,000, compared with $6,217,000 for the first six months of fiscal 2006. The net loss attributable to common shareholders for the six months ended November 30, 2006, was $908,000, or $.01 a share, compared with a net loss of $10,380,000, or $0.18 per share, for the six months ended November 30, 2005. The decrease in net loss per share is due to a $7,112,000 income tax valuation reserve in November 30, 2005 for the remaining value of the deferred tax asset.

As of November 30, 2006, the Company had cash, cash equivalents, and certificates of deposit balances of $1,442,000 compared with $2,386,000 as of May 31, 2006 and working capital as of November 30, 2006 of $1,933,000 compared with $2,868,000 as of May 31, 2006.

About Vasomedical, Inc. and EECP(R) Therapy
Vasomedical, Inc. develops, manufactures and markets EECP(R) therapy systems to deliver its proprietary form of enhanced external counterpulsation therapy. EECP(R) therapy is a noninvasive, outpatient therapy used in the treatment of ischemic cardiovascular diseases, currently used to manage chronic stable angina and heart failure. The therapy increases blood flow and oxygen supply to the heart muscle and other organs and decreases the heart's workload and need for oxygen. Function of the endothelium, the inner lining of blood vessels throughout the body, is also improved, lessening resistance to blood flow. These actions reduce or eliminate symptoms of angina and heart failure, and improve exercise performance and quality of life for thousands of people worldwide. For more information visit www.vasomedical.com.

Except for historical information contained in this release, the matters discussed are forward-looking statements that involve risks and uncertainties. When used in this report, words such as "anticipated", "believes", "could", "estimates", "expects", "may", "plans", "potential" and "intends" and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management, as well as assumptions made by and information currently available to the Company's management. Among the factors that could cause actual results to differ materially are the risk factors reported from time to time in the Company's SEC reports, including the ability of the Company to continue as a going concern. The Company undertakes no obligation to update forward-looking statements as a result of future events or developments.

                               (Tables to follow)

                       Vasomedical, Inc. and Subsidiaries

                      CONSOLIDATED CONDENSED BALANCE SHEETS
                    (in thousands, except per share amounts)

                                                                                November 30,            May 31,
                                                                                    2006                 2006
                                                                              -----------------    -----------------
                                 ASSETS                                         (unaudited)         (Derived from
                                                                                                       audited
                                                                                                      financial
                                                                                                     statements)
CURRENT ASSETS
     Cash and cash equivalents                                                        $1,442               $2,386
     Accounts receivable, net of an allowance for doubtful accounts of
       $365 at November 30, 2006, and $411 at May 31, 2006                               807                  843
     Inventories, net                                                                  2,333                2,700
     Other current assets                                                                266                  108
                                                                              -----------------    -----------------
         Total current assets                                                          4,848                6,037

PROPERTY AND EQUIPMENT, net of accumulated depreciation of $2,708 at
   November 30, 2006, and $2,613 at May 31, 2006                                       1,407                1,569
OTHER ASSETS                                                                             292                  306
                                                                              -----------------    -----------------
                                                                                      $6,547               $7,912
                                                                              =================    =================

           LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable and accrued expenses                                              $767                 $938
     Current maturities of long-term debt and notes payable                              161                   97
     Sales tax payable                                                                   142                  173
     Deferred revenue                                                                  1,500                1,601
     Accrued director and executive compensation                                          85                  175
     Accrued warranty and customer support expenses                                       27                   30
     Accrued professional fees                                                            71                   62
     Accrued commissions                                                                 162                   93
                                                                              -----------------    -----------------
         Total current liabilities                                                     2,915                3,169

LONG-TERM DEBT                                                                           819                  853
ACCRUED WARRANTY COSTS                                                                     -                    2
DEFERRED REVENUE                                                                         551                  722

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY

     Common stock, $.001 par value; 110,000,000 shares authorized; 65,198,592 shares at November 30, 2006, and May 31, 2006, issued
       and outstanding                                                                    65                   65
     Additional paid-in capital                                                       46,152               46,149
     Accumulated deficit                                                             (43,955)             (43,048)
                                                                              -----------------    -----------------
         Total stockholders' equity                                                    2,262                3,166
                                                                              -----------------    -----------------
                                                                                      $6,547               $7,912
                                                                              =================    =================

                       Vasomedical, Inc. and Subsidiaries

                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                          Six Months Ended                       Three Months Ended
                                                            November 30,                            November 30,
                                                 -----------------------------------     -----------------------------------
                                                       2006               2005                 2006               2005
                                                 ---------------    ----------------     ---------------    ----------------
Revenues
Equipment sales                                          $1,648              $4,192                $575              $1,734
Equipment rentals and services                            1,957               2,025                 948                 946
                                                 ---------------    ----------------     ---------------    ----------------
Total revenues                                            3,605               6,217               1,523               2,680

Cost of Sales and Services
Cost of sales, equipment                                    909               1,857                 299                 825
Cost of equipment rentals and services                      772                 664                 417                 273
                                                 ---------------    ----------------     ---------------    ----------------
Total cost of sales and services                          1,681               2,521                 716               1,098
                                                 ---------------    ----------------     ---------------    ----------------
Gross Profit                                              1,924               3,696                 807               1,582

Operating Expenses
Selling, general and administrative                       2,357               4,918               1,033               2,508
Research and development                                    469               1,116                 141                 604
Provision for doubtful accounts                             (4)                  71                  (5)                 --
                                                 ---------------    ----------------     ---------------    ----------------
Total operating expenses                                  2,822               6,105               1,169               3,112
                                                 ---------------    ----------------     ---------------    ----------------
LOSS FROM OPERATIONS                                       (898)             (2,409)               (362)             (1,530)

Other Income (Expense)
Interest and financing costs                                (37)                (45)                (18)                (21)
Interest and other income, net                               35                  41                  15                  21
                                                 ---------------    ----------------     ---------------    ----------------
Total other income (expense)                                 (2)                 (4)                 (3)                 --
                                                 ---------------    ----------------     ---------------    ----------------
LOSS BEFORE INCOME TAXES                                   (900)             (2,413)               (365)             (1,530)
Income tax expense, net                                      (8)             (7,112)                 (4)             (7,103)
                                                 ---------------    ----------------     ---------------    ----------------
NET LOSS                                                   (908)             (9,525)               (369)             (8,633)
Preferred Stock Dividend                                     --                (855)                 --                 (49)
                                                 ---------------    ----------------     ---------------    ----------------
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS              $(908)           $(10,380)              $(369)            $(8,682)
                                                 ===============    ================     ===============    ================
Net loss per common share
- basic                                                  $(0.01)             $(0.18)             $(0.00)             $(0.15)
                                                 ===============    ================     ===============    ================
- diluted                                                $(0.01)             $(0.18)             $(0.00)             $(0.15)
                                                 ===============    ================     ===============    ================
Weighted average common shares outstanding
- basic                                              65,198,592          59,031,491          65,198,592          59,421,050
                                                 ===============    ================     ===============    ================
- diluted                                            65,198,592          59,031,491          65,198,592          59,421,050
                                                 ===============    ================     ===============    ================
REVENUES BY GEOGRAPHIC REGION
   United States business                           $2,957              $5,822              $1,293             $2,590
   Non-domestic business                               648                 395                 230                 90
                                                 ---------------     ---------------     ---------------    ----------------
                                                    $3,605              $6,217              $1,523             $2,680
                                                 ===============     ===============     ===============    ================